UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22738
                                                    -----------

                     First Trust MLP and Energy Income Fund
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          10 Westport Road Suite C101A
                                Wilton, CT 06897
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period:  April 30, 2017
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                                MLP AND ENERGY INCOME FUND (FEI)

--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                  APRIL 30, 2017

ENERGY INCOME PARTNERS, LLC                                          FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2017

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statements of Changes in Net Assets.........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Additional Information......................................................  23

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust MLP and Energy Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

            FIRST TRUST MLP AND ENERGY INCOME FUND (FEI) SEMI-ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2017

Dear Shareholders:

Thank you for your investment in First Trust MLP and Energy Income Fund (the "Fund").

The year 2016 was a historic year all over the world. Many will remember some of the events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of 2016, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment. Additionally, First Trust has compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, 2016, Donald J. Trump was elected to become the 45th president in our country's history. As I write this, he has just hit his 100th day in office, always a historic marker for pundits, politicians, and voters. While no one has a crystal ball and the ability to predict how the Trump administration will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. His message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. It took until January 25, 2017, but the Dow finally traded over 20,000 on that day. On March 1, 2017, the Dow went past 21,000, a new record. As with all change and a new administration, only time will tell where our economy and the markets will go.

As of December 31, 2016, the S&P 500(R) Index (the "Index") was up 11.96% for the year, on a total return basis, as measured by Bloomberg. As of April 30, 2017, the Index was up 7.16% (calendar year-to-date). The current bull market (measuring from March 9, 2009 through April 28, 2017) is the second longest in history, but lags the longest bull market by 4.17 years, according to Bespoke Investment Group. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
"AT A GLANCE"
AS OF APRIL 30, 2017 (UNAUDITED)

---------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------
Symbol on New York Stock Exchange                           FEI
Common Share Price                                       $16.41
Common Share Net Asset Value ("NAV")                     $15.75
Premium (Discount) to NAV                                  4.19%
Net Assets Applicable to Common Shares             $718,657,794
Current Monthly Distribution per Common Share (1)       $0.1183
Current Annualized Distribution per Common Share        $1.4196
Current Distribution Rate on Closing Common
   Share Price (2)                                         8.65%
Current Distribution Rate on NAV (2)                       9.01%
---------------------------------------------------------------


---------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
---------------------------------------------------------------
            Common Share Price     NAV
4/16              15.13           15.23
                  14.27           14.92
                  14.41           14.97
                  14.89           15.31
5/16              15.14           15.24
                  15.39           15.41
                  15.30           15.43
                  15.27           15.37
6/16              15.26           15.52
                  15.58           15.64
                  15.28           15.63
                  15.36           15.93
                  15.81           15.99
7/16              15.81           15.93
                  15.45           15.68
                  15.86           15.81
                  16.30           15.80
8/16              15.99           15.64
                  15.90           15.62
                  15.98           15.56
                  15.68           15.33
                  16.19           15.80
9/16              16.56           15.86
                  15.90           15.53
                  15.76           15.65
                  16.02           15.76
10/16             15.68           15.50
                  14.66           14.78
                  15.42           14.97
                  15.84           15.28
11/16             16.22           15.54
                  16.43           15.26
                  16.01           15.55
                  16.14           15.71
                  16.02           15.96
12/16             16.14           15.91
                  16.53           16.03
                  16.50           15.94
                  16.52           15.89
1/17              16.84           16.22
                  17.01           16.20
                  16.60           16.14
                  16.73           16.18
2/17              16.80           16.01
                  16.77           15.98
                  16.06           15.73
                  16.42           15.71
                  16.02           15.68
3/17              16.33           15.93
                  16.47           15.91
                  16.47           15.73
                  16.35           15.66
4/17              16.41           15.76


-----------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE ANNUAL
                                                                                           TOTAL RETURN
                                                     6 Months Ended    1 Year Ended    Inception (11/27/12)
                                                        4/30/17          4/30/17            to 4/30/17
Fund Performance (3)
NAV                                                       6.82%           13.17%               3.22%
Market Value                                              9.59%           18.76%               3.11%

Index Performance
S&P 500(R) Index                                         13.32%           17.92%              15.20%
Alerian MLP Total Return Index                            9.59%           14.08%               1.57%
Wells Fargo Midstream MLP Total Return Index             11.50%           16.06%               5.34%
-----------------------------------------------------------------------------------------------------------


----------------------------------------------------------
                                               % OF TOTAL
INDUSTRY CLASSIFICATION                        INVESTMENTS
----------------------------------------------------------
Natural Gas Transmission                          29.3%
Petroleum Product Transmission                    28.3
Crude Oil Transmission                            17.3
Electric Power & Transmission                     13.9
Nat. Gas Gathering & Processing                    3.8
Coal                                               3.0
Propane                                            3.0
Other                                              1.4
----------------------------------------------------------
                                        Total    100.0%
                                                 ======

----------------------------------------------------------
                                               % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
----------------------------------------------------------
Enterprise Products Partners, L.P.                10.4%
Spectra Energy Partners, L.P.                      6.3
Enbridge Energy Partners, L.P.                     6.2
Plains All American Pipeline, L.P.                 5.7
Magellan Midstream Partners, L.P.                  4.8
ONEOK Partners, L.P.                               4.7
Holly Energy Partners, L.P.                        4.7
TC PipeLines, L.P.                                 4.6
TransCanada Corp.                                  4.1
EQT Midstream Partners, L.P.                       3.8
----------------------------------------------------------
                                        Total     55.3%
                                                 ======

(1) Most recent distribution paid or declared through 4/30/2017. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2017. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of April 30, 2017, First Trust managed or supervised $105.533 billion in assets.

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), located in Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, YieldCo's, and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. As of April 30, 2017, EIP manages or supervises approximately $5.8 billion of assets. Private funds advised by EIP include two partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the First Trust MLP and Energy Income Fund ("FEI" or the "Fund"), an actively managed exchange-traded fund ("ETF"), a sleeve of an actively managed ETF, a sleeve of a series of a variable insurance trust, and an open-end UCIT fund incorporated in Ireland. EIP is a registered investment advisor with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE - CO-PORTFOLIO MANAGER, FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC
EVA PAO - CO-PORTFOLIO MANAGER, PRINCIPAL OF ENERGY INCOME PARTNERS, LLC
JOHN TYSSELAND - CO-PORTFOLIO MANAGER, PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

                                   COMMENTARY

FIRST TRUST MLP AND ENERGY INCOME FUND

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. Under normal market conditions, the Fund will invest at least 85% of its managed assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies that EIP believes offer opportunities for growth and income. Under normal market conditions, the Fund will invest at least 65% of its managed assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX") and the Wells Fargo Midstream MLP Total Return Index ("WCHWMIDT") (collectively the "MLP benchmarks"), the total return for energy-related MLP benchmarks for the six months ended April 30, 2017 was 9.59% and 11.50%, respectively. For AMZX, this return reflects a positive 3.76% from distribution payments, while the remaining positive return is due to share price appreciation. For WCHWMIDT, this return reflects a positive 3.75% from distribution payments, while the remaining positive return is due to share price appreciation. These figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term, market share price appreciation can be volatile, we believe that over the long term, share price appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Growth in per share MLP distributions has averaged about 1.4% per year over the last 10 years(1). The cash distributions of MLPs, as represented by the AMZX, decreased by about 6.3% over the last 12 months(1).

-----------------------------
(1)   Source: Alerian Capital Management, EIP Calculations.

(2) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2017 (UNAUDITED)

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, for the six months ended April 30, 2017, the Fund provided a total return of 6.82%, including the reinvestment of dividends(2). This compares, according to collected data, to a total return of 13.32% for the S&P 500(R) Index, 9.59% for AMZX and 11.50% for WCHWMIDT. On a market value basis, the Fund had a total return, including the reinvestment of dividends, of 9.59% for the six months ended April 30, 2017. At the end of the period, the Fund was priced at $16.41, while the NAV was $15.75, a premium of 4.19%. On October 31, 2016, the Fund was priced at $15.66, while the NAV was $15.42, a premium of 1.56%.

The Fund maintained its regular monthly Common Share distribution of $0.1183 for the six months ended April 30, 2017.

For the six months ended April 30, 2017, the Fund's NAV underperformed the 10.54% average of the MLP benchmarks by 372 basis points. We believe the MLP structure and a high payout ratio are only suitable for a narrow set of long-lived assets that have stable non-cyclical cash flows, such as regulated pipelines or other infrastructure assets that are legal or natural monopolies. We believe this approach leads to a portfolio of companies at the blue-chip end of the spectrum with less volatility and higher growth. In our view, these types of companies tend to lag in up markets and outperform in down markets.

Two important factors affecting the return of the Fund, relative to the average of the MLP benchmarks, are the Fund's accrual for taxes and use of financial leverage through a line of credit. The Fund established a committed facility agreement with The Bank of Nova Scotia with a current maximum commitment amount of $270,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in common share NAV and common shareholder total return loss would be magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the MLP benchmarks are not leveraged, nor are their returns net of an accrual for taxes. Leverage had a positive impact on the performance of the Fund over the reporting period. The accrual for taxes had a negative impact on the performance of the Fund over the reporting period.

MARKET AND FUND OUTLOOK

Corporate simplifications involving pipeline companies and their associated MLPs began late 2014 with Kinder Morgan and has continued with the ONEOK transaction that was announced earlier this year. These transactions have raised a lot of questions about why they are occurring and what is driving them. Simply put, these transactions are a way to reduce the cost of equity financing. Normally, a high payout entity like an MLP or a YieldCo is created because it lowers the cost of equity financing. Unlike normal corporations, the MLP structure can actually lead to a higher cost of equity financing over time if the management team strings together multiple years of stable earnings and consistent dividend growth. While typically this sort of long-term track record would lead to a higher valuation (and therefore a lower cost of equity financing), incentive payments paid by the MLP to its corporate parent that holds the general partner interest have the opposite effect. These incentives increase with per share dividend growth at the LP level and are due on newly issued shares, as well as older shares that have experienced the growth. So, the more successful the MLP is in growing its dividends, the closer it gets to ultimately re-combining itself with the parent corporation or conducting some other transaction that eliminates the incentive payments that ultimately increase the cost of equity financing. In many cases, MLPs are merely a part of the corporate finance structure of a company. MLPs are generally created when they lower the cost of capital and rolled-up or acquired when they do not.

The Fund continues to seek to invest primarily in MLPs and other energy infrastructure companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady anticipated dividend distribution that is meant to be most or all of an energy infrastructure company's free cash flow.

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2017 (UNAUDITED)

  SHARES/
   UNITS                                        DESCRIPTION                                       VALUE
------------   -----------------------------------------------------------------------------   ------------
MASTER LIMITED PARTNERSHIPS - 96.7%

               CHEMICALS - 0.2%
      44,300   Westlake Chemical Partners, L.P. (a).........................................   $  1,120,790
                                                                                               ------------

               GAS UTILITIES - 3.7%
     541,074   AmeriGas Partners, L.P. (a)..................................................     24,359,151
      94,102   Suburban Propane Partners, L.P...............................................      2,423,127
                                                                                               ------------
                                                                                                 26,782,278
                                                                                               ------------

               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 3.1%
      31,311   Brookfield Renewable Energy Partners, L.P. (CAD) (a).........................        955,811
     607,101   NextEra Energy Partners, L.P. (a) (b)........................................     21,036,049
                                                                                               ------------
                                                                                                 21,991,860
                                                                                               ------------

               OIL, GAS & CONSUMABLE FUELS - 89.7%
     226,534   Alliance Holdings GP, L.P. (a)...............................................      6,037,131
   1,113,316   Alliance Resource Partners, L.P. (a).........................................     23,657,965
     306,500   Buckeye Partners, L.P........................................................     21,203,670
     167,700   Dominion Midstream Partners, L.P. (a)........................................      5,290,935
   3,214,825   Enbridge Energy Partners, L.P. (a)...........................................     62,174,715
   3,802,741   Enterprise Products Partners, L.P. (a).......................................    103,890,884
     483,700   EQT Midstream Partners, L.P. (a).............................................     37,747,948
   1,251,407   Holly Energy Partners, L.P. (a)..............................................     46,514,798
     641,530   Magellan Midstream Partners, L.P.............................................     47,665,679
     349,100   NGL Energy Partners, L.P. (a)................................................      5,585,600
     910,200   ONEOK Partners, L.P. (a).....................................................     46,838,892
     151,200   Phillips 66 Partners, L.P. (a)...............................................      7,965,216
   1,936,526   Plains All American Pipeline, L.P............................................     56,643,386
      95,000   Shell Midstream Partners, L.P. (a)...........................................      3,042,850
   1,382,911   Spectra Energy Partners, L.P. (a)............................................     62,438,432
     382,110   Tallgrass Energy Partners, L.P. (a)..........................................     19,602,243
     763,100   TC PipeLines, L.P. (a).......................................................     46,190,443
     111,400   TransMontaigne Partners, L.P. (a)............................................      4,901,600
     919,407   Williams Partners, L.P.......................................................     37,631,329
                                                                                               ------------
                                                                                                645,023,716
                                                                                               ------------
               TOTAL MASTER LIMITED PARTNERSHIPS............................................    694,918,644
               (Cost $512,011,698)                                                             ------------

COMMON STOCKS - 41.0%

               ELECTRIC UTILITIES - 10.1%
     152,900   American Electric Power Co., Inc. (a)........................................     10,371,207
      99,500   Duke Energy Corp. (a)........................................................      8,208,750
     157,600   Emera, Inc. (CAD) (a)........................................................      5,455,185
     186,000   Eversource Energy (a)........................................................     11,048,400
     570,050   Exelon Corp..................................................................     19,740,832
      58,599   Hydro One Ltd. (CAD) (a) (c).................................................      1,031,991
      64,400   NextEra Energy, Inc. (a).....................................................      8,601,264
     102,500   Southern (The) Co. (a).......................................................      5,104,500
      61,300   Xcel Energy, Inc. (a)........................................................      2,761,565
                                                                                               ------------
                                                                                                 72,323,694
                                                                                               ------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   SHARES                                       DESCRIPTION                                       VALUE
------------   -----------------------------------------------------------------------------   ------------
COMMON STOCKS (CONTINUED)

               GAS UTILITIES - 1.2%
      14,233   Atmos Energy Corp. (a).......................................................   $  1,153,158
      64,000   Chesapeake Utilities Corp. (a)...............................................      4,691,200
      62,824   UGI Corp. (a)................................................................      3,151,252
                                                                                               ------------
                                                                                                  8,995,610
                                                                                               ------------

               MULTI-UTILITIES - 6.9%
     114,700   CMS Energy Corp. (a).........................................................      5,207,380
     253,200   National Grid PLC, ADR (a)...................................................     16,425,084
     226,500   Public Service Enterprise Group, Inc. (a)....................................      9,977,325
      63,500   SCANA Corp...................................................................      4,210,685
      97,700   Sempra Energy (a)............................................................     11,042,054
      45,000   WEC Energy Group, Inc. (a)...................................................      2,723,400
                                                                                               ------------
                                                                                                 49,585,928
                                                                                               ------------

               OIL, GAS & CONSUMABLE FUELS - 22.8%
     856,500   Enbridge Income Fund Holdings, Inc. (CAD) (a)................................     21,019,560
     305,352   Enbridge, Inc. (a)...........................................................     12,656,840
     457,700   Inter Pipeline, Ltd. (CAD) (a)...............................................      9,324,667
     359,396   Keyera Corp. (CAD) (a).......................................................      9,946,874
     943,743   Kinder Morgan, Inc...........................................................     19,469,418
     311,200   ONEOK, Inc...................................................................     16,372,232
      85,200   Targa Resources Corp.........................................................      4,697,076
     875,786   TransCanada Corp. (a)........................................................     40,671,502
     970,887   Williams (The) Cos., Inc.....................................................     29,738,269
                                                                                               ------------
                                                                                                163,896,438
                                                                                               ------------
               TOTAL COMMON STOCKS..........................................................    294,801,670
               (Cost $274,629,109)                                                             ------------

REAL ESTATE INVESTMENT TRUSTS- 1.0%

               EQUITY REAL ESTATE INVESTMENT TRUSTS - 1.0%
      54,540   CorEnergy Infrastructure Trust, Inc..........................................      1,989,619
     274,190   InfraREIT, Inc. (a)..........................................................      5,237,029
                                                                                               ------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................      7,226,648
               (Cost $8,365,522)                                                               ------------

               TOTAL INVESTMENTS - 138.7%...................................................    996,946,962
               (Cost $795,006,329) (d)                                                         ------------


Page 6                  See Notes to Financial Statements

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

 NUMBER OF
 CONTRACTS                                      DESCRIPTION                                       VALUE
------------   -----------------------------------------------------------------------------   ------------
CALL OPTIONS WRITTEN - (0.3%)

               American Electric Power Co., Inc. Call
       1,100   @ $67.50 due May 2017........................................................   $    (96,800)

               Enbridge, Inc. Calls
         900   @  42.50 due May 2017........................................................        (18,000)
         600   @  45.00 due July 2017.......................................................        (21,000)
       1,200   @  45.00 due October 2017....................................................        (78,000)
                                                                                               ------------
                                                                                                   (117,000)
                                                                                               ------------
               Enterprise Products Partners, L.P. Calls
       5,000   @  28.00 due May 2017........................................................        (75,000)
       2,600   @  28.00 due June 2017.......................................................       (117,000)
       1,300   @  30.00 due June 2017.......................................................         (9,750)
       2,000   @  31.00 due June 2017 (e)...................................................        (10,000)
       2,500   @  29.00 due September 2017..................................................       (106,250)
                                                                                               ------------
                                                                                                   (318,000)
                                                                                               ------------
               Exelon Corp. Calls
         800   @  38.00 due May 2017........................................................         (1,600)
       1,000   @  37.00 due July 2017.......................................................        (25,000)
                                                                                               ------------
                                                                                                    (26,600)
                                                                                               ------------
               Kinder Morgan, Inc. Calls
       2,700   @  22.00 due May 2017........................................................        (10,800)
         900   @  22.00 due June 2017.......................................................        (14,400)
         100   @  24.00 due June 2017.......................................................           (200)
       2,500   @  22.00 due July 2017.......................................................        (92,500)
                                                                                               ------------
                                                                                                   (117,900)
                                                                                               ------------
               Magellan Midstream Partners, L.P. Call
         600   @  77.50 due June 2017.......................................................        (33,000)
                                                                                               ------------
               National Grid PLC, ADR Call
       2,100   @  63.00 due June 2017.......................................................       (270,992)
                                                                                               ------------
               NextEra Energy, Inc. Call
         500   @  135.00 due June 2017......................................................        (75,500)
                                                                                               ------------
               ONEOK, Inc. Call
       1,900   @  55.00 due May 2017........................................................        (66,500)
                                                                                               ------------
               Plains All American Pipeline, L.P. Calls
       1,700   @  32.00 due May 2017........................................................        (10,200)
       8,700   @  33.00 due May 2017 (e)....................................................        (43,500)
       5,000   @  34.00 due May 2017 (e)....................................................        (15,000)
                                                                                               ------------
                                                                                                    (68,700)
                                                                                               ------------
               SCANA, Corp. Call
         600   @  70.00 due August 2017.....................................................        (63,000)
                                                                                               ------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

 NUMBER OF
 CONTRACTS                                      DESCRIPTION                                       VALUE
------------   -----------------------------------------------------------------------------   ------------
CALL OPTIONS WRITTEN (CONTINUED)

               Sempra Energy Call
         500   @ $115.00 due May 2017.......................................................   $    (42,500)
                                                                                               ------------
               Targa Resources Corp. Call
         100   @  60.00 due July 2017.......................................................        (11,000)
                                                                                               ------------
               TransCanada Corp. Call
       1,700   @  50.00 due May 2017 (e)....................................................        (13,600)
                                                                                               ------------
               WEC Energy Group, Inc. Call
         300   @  65.00 due October 2017....................................................        (17,100)
                                                                                               ------------
               Williams (The) Cos., Inc. Calls
         300   @  30.00 due May 2017........................................................        (30,000)
       5,700   @  31.00 due May 2017........................................................       (313,500)
       3,000   @  35.00 due May 2017 (e)....................................................         (6,000)
                                                                                               ------------
                                                                                                   (349,500)
                                                                                               ------------
               Williams Partners, L.P. Calls
       2,300   @  42.50 due May 2017........................................................        (55,200)
       5,300   @  42.50 due June 2017.......................................................       (265,000)
       1,500   @  45.00 due September 2017..................................................        (97,500)
                                                                                               ------------
                                                                                                   (417,700)
                                                                                               ------------
               TOTAL CALL OPTIONS WRITTEN...................................................     (2,105,392)
               (Premiums received $4,126,808)                                                  ------------

               OUTSTANDING LOAN - (33.6%)...................................................   (241,500,000)

               NET OTHER ASSETS AND LIABILITIES - (4.8%)....................................    (34,683,776)
                                                                                               ------------
               NET ASSETS - 100.0%..........................................................   $718,657,794
                                                                                               ============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Aggregate cost for federal income tax purposes is $653,725,383. As of April 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $350,592,475 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,370,896.

(e) This investment is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2017, investments noted as such are valued at $(88,100) or (0.0)% of net assets.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.


Page 8                  See Notes to Financial Statements

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

INTEREST RATE SWAP AGREEMENTS:

                                                                  NOTIONAL
    COUNTERPARTY       FLOATING RATE (1)    EXPIRATION DATE        AMOUNT        FIXED RATE (1)         VALUE
--------------------   -----------------   ------------------   -------------   -----------------   --------------
Bank of Nova Scotia    1 month LIBOR            10/08/23        $  77,250,000        2.734%         $   (3,863,840)
Bank of Nova Scotia    1 month LIBOR            09/03/24           97,000,000        2.367%             (2,539,839)
                                                                -------------                       --------------
                                                                $ 174,250,000                       $   (6,403,679)
                                                                =============                       ==============

(1) The Fund pays the fixed rate and receives the floating rate. The floating rates on April 30, 2017 were 0.989% and 0.983%, respectively.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                          ASSETS TABLE

                                                                                                 LEVEL 2             LEVEL 3
                                                          TOTAL              LEVEL 1           SIGNIFICANT         SIGNIFICANT
                                                        VALUE AT             QUOTED            OBSERVABLE         UNOBSERVABLE
                                                        4/30/2017            PRICES              INPUTS              INPUTS
                                                     ---------------     ---------------     ---------------     ---------------
Master Limited Partnerships*...................      $   694,918,644     $   694,918,644     $            --     $            --
Common Stocks*.................................          294,801,670         294,801,670                  --                  --
Real Estate Investment Trusts*.................            7,226,648           7,226,648                  --                  --
                                                     ---------------     ---------------     ---------------     ---------------
Total Investments..............................      $   996,946,962     $   996,946,962     $            --     $            --
                                                     ===============     ===============     ===============     ===============


                                                       LIABILITIES TABLE

                                                                                                 LEVEL 2             LEVEL 3
                                                          TOTAL              LEVEL 1           SIGNIFICANT         SIGNIFICANT
                                                        VALUE AT             QUOTED            OBSERVABLE         UNOBSERVABLE
                                                        4/30/2017            PRICES              INPUTS              INPUTS
                                                     ---------------     ---------------     ---------------     ---------------
Call Options Written...........................      $    (2,105,392)    $    (1,416,300)    $      (689,092)    $            --
Interest Rate Swaps**..........................           (6,403,679)                 --          (6,403,679)                 --
                                                     ---------------     ---------------     ---------------     ---------------
Total Investments..............................      $    (8,509,071)    $    (1,416,300)    $    (7,092,771)    $            --
                                                     ===============     ===============     ===============     ===============

*  See Portfolio of Investments for industry breakout.
** See Interest Rate Swap Agreements for contract detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2017.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2017 (UNAUDITED)

ASSETS:
Investments, at value
     (Cost $795,006,329)..............................................................................      $  996,946,962
Cash..................................................................................................          12,280,239
Cash Segregated as collateral for open swap contracts.................................................          12,934,629
Receivables:
     Dividends........................................................................................           5,121,430
     Investment securities sold.......................................................................             771,982
     Income taxes.....................................................................................             226,162
Prepaid expenses......................................................................................              42,073
                                                                                                            --------------
     Total Assets.....................................................................................       1,028,323,477
                                                                                                            --------------
LIABILITIES:
Outstanding loan......................................................................................         241,500,000
Deferred income taxes.................................................................................          55,819,072
Options written, at value (Premiums received $4,126,808)..............................................           2,105,392
Swap contracts, at value ($968).......................................................................           6,403,679
Payables:
     Investment securities purchased..................................................................           2,487,905
     Investment advisory fees.........................................................................             790,784
     Interest and fees on loan........................................................................             364,945
     Audit and tax fees...............................................................................              90,198
     Administrative fees..............................................................................              37,096
     Printing fees....................................................................................              25,914
     Transfer agent fees..............................................................................              14,052
     Custodian fees...................................................................................              11,033
     Legal fees.......................................................................................               9,469
     Trustees' fees and expenses......................................................................               1,970
     Financial reporting fees.........................................................................                 771
Other liabilities.....................................................................................               3,403
                                                                                                            --------------
     Total Liabilities................................................................................         309,665,683
                                                                                                            --------------
NET ASSETS............................................................................................      $  718,657,794
                                                                                                            ==============
NET ASSETS CONSIST OF:
Paid-in capital.......................................................................................      $  618,952,535
Par value.............................................................................................             456,227
Accumulated net investment income (loss), net of income taxes.........................................         (17,165,511)
Accumulated net realized gain (loss) on investments, written options, swap
  contracts and foreign currency transactions, net of income taxes....................................         (26,018,066)
Net unrealized appreciation (depreciation) on investments, written options, swap
  contracts and foreign currency translation, net of income taxes.....................................         142,432,609
                                                                                                            --------------
NET ASSETS............................................................................................      $  718,657,794
                                                                                                            ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)..................................      $        15.75
                                                                                                            ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)...........          45,622,752
                                                                                                            ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $326,426)................................................      $    6,860,764
Interest..............................................................................................                 721
                                                                                                            --------------
   Total investment income............................................................................           6,861,485
                                                                                                            --------------
EXPENSES:
Investment advisory fees..............................................................................           4,725,309
Interest and fees on loan.............................................................................           1,942,843
Administrative fees...................................................................................             212,926
Printing fees.........................................................................................              73,609
Audit and tax fees....................................................................................              49,123
Custodian fees........................................................................................              42,536
Transfer agent fees...................................................................................              13,451
Legal fees............................................................................................              13,232
Trustees' fees and expenses...........................................................................               9,144
Financial reporting fees..............................................................................               4,623
Other.................................................................................................              27,852
                                                                                                            --------------
   Total expenses.....................................................................................           7,114,648
                                                                                                            --------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES.............................................................            (253,163)
                                                                                                            --------------
   Current state income tax benefit (expense).....................................              (7,321)
   Current federal income tax benefit (expense)...................................                  --
   Current foreign income tax benefit (expense)...................................                  --
   Deferred federal income tax benefit (expense)..................................         (10,224,031)
   Deferred state income tax benefit (expense)....................................          (1,017,879)
                                                                                        --------------
Total income tax benefit (expense)....................................................................         (11,249,231)
                                                                                                            --------------
NET INVESTMENT INCOME (LOSS)..........................................................................         (11,502,394)
                                                                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments........................................................................................            (244,408)
   Written options....................................................................................           6,462,637
   Swap contracts.....................................................................................          (1,599,848)
   Foreign currency transactions......................................................................            (105,927)
                                                                                                            --------------
Net realized gain (loss) before taxes.................................................................           4,512,454
                                                                                                            --------------
   Deferred federal income tax benefit (expense)..................................          (1,626,601)
   Deferred state income tax benefit (expense)....................................             (73,742)
                                                                                        --------------
   Total income tax benefit (expense).................................................................          (1,700,343)
                                                                                                            --------------
Net realized gain (loss) on investments, written options, swap contracts and
   foreign currency transactions......................................................................           2,812,111
                                                                                                            --------------
Net change in unrealized appreciation (depreciation) before taxes on:.................................
   Investments........................................................................................          59,924,746
   Written options....................................................................................           1,628,625
   Swap contracts.....................................................................................           8,237,766
   Foreign currency translation.......................................................................               2,203
                                                                                                            --------------
Net change in unrealized appreciation (depreciation) before taxes.....................................          69,793,340
                                                                                                            --------------
   Deferred federal income tax benefits (expense).................................         (13,103,988)
   Deferred state income tax benefits (expense)...................................            (640,138)
                                                                                        --------------
   Total income tax benefit (expense).................................................................         (13,744,126)
                                                                                                            --------------
Net change in unrealized appreciation (depreciation) on investments, written
   options, swap contracts and foreign currency translation...........................................          56,049,214
                                                                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...............................................................          58,861,325
                                                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................................      $   47,358,931
                                                                                                            ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED                YEAR
                                                                                          4/30/2017             ENDED
                                                                                         (UNAUDITED)          10/31/2016
                                                                                        --------------      --------------
OPERATIONS:
Net investment income (loss)........................................................    $  (11,502,394)     $   (2,433,936)
Net realized gain (loss)............................................................         2,812,111         (65,404,806)
Net increase from payment by the sub-advisor........................................                --              14,569
Net change in unrealized appreciation (depreciation)................................        56,049,214          44,021,064
                                                                                        --------------      --------------
Net increase (decrease) in net assets resulting from operations.....................        47,358,931         (23,803,109)
                                                                                        --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (2,652,774)                 --
Return of Capital...................................................................       (29,673,408)        (64,513,936)
                                                                                        --------------      --------------
Total distributions to shareholders.................................................       (32,326,182)        (64,513,936)
                                                                                        --------------      --------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested..............................................         2,167,637             713,850
                                                                                        --------------      --------------
Net increase (decrease) in net assets resulting from capital transactions...........         2,167,637             713,850
                                                                                        --------------      --------------
Total increase (decrease) in net assets.............................................        17,200,386         (87,603,195)

NET ASSETS:
Beginning of period.................................................................       701,457,408         789,060,603
                                                                                        --------------      --------------
End of period.......................................................................    $  718,657,794      $  701,457,408
                                                                                        ==============      ==============
Accumulated net investment income (loss), net of income taxes at end of period......    $  (17,165,511)     $   (3,010,343)
                                                                                        ==============      ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period................................................        45,485,318          45,439,454
Common Shares issued as reinvestment under the Dividend Reinvestment Plan...........           137,434              45,864
                                                                                        --------------      --------------
Common Shares at end of period......................................................        45,622,752          45,485,318
                                                                                        ==============      ==============


Page 12                 See Notes to Financial Statements

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...................      $   47,358,931
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments.......................................................        (225,613,808)
   Sales of investments...........................................................         200,600,772
   Proceeds from written options..................................................           8,924,558
   Amount paid to close written options...........................................            (296,235)
   Return of capital received from investment in MLPs.............................          20,390,251
   Net realized gain/loss on investments and written options......................          (6,218,229)
   Net change in unrealized appreciation/depreciation on investments
      and written options.........................................................         (61,553,371)
   Net change in unrealized appreciation/depreciation on swap contracts...........          (8,237,766)
   Decrease in cash segregated as collateral for open swap contracts..............           9,599,848

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in income tax receivable..............................................             669,727
   Decrease in interest receivable................................................                 438
   Decrease in dividends receivable...............................................           1,370,567
   Increase in prepaid expenses...................................................             (42,073)
   Increase in interest and fees on loan payable..................................             100,328
   Decrease in investment advisory fees payable...................................              (1,769)
   Decrease in audit and tax fees payable.........................................              (8,802)
   Increase in legal fees payable.................................................               3,765
   Decrease in printing fees payable..............................................             (26,722)
   Increase in administrative fees payable........................................                  67
   Decrease in custodian fees payable.............................................             (31,514)
   Increase in transfer agent fees payable........................................               9,818
   Increase in Trustees' fees and expenses payable................................                 152
   Decrease in financial reporting fees payable...................................                  (2)
   Increase in deferred income tax payable........................................          26,686,375
   Decrease in other liabilities payable..........................................              (1,795)
                                                                                        --------------
CASH PROVIDED BY OPERATING ACTIVITIES.............................................                          $   13,683,511
                                                                                                            --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from Common Shares reinvested.........................................           2,167,637
   Distributions to Common Shareholders from net investment income................          (2,652,774)
   Distributions to Common Shareholders from return of capital....................         (29,673,408)
   Proceeds from borrowing........................................................          19,000,000
   Repayment of borrowing.........................................................                  --
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES.................................................                             (11,158,545)
                                                                                                            --------------
Increase in cash and foreign currency (a).........................................                               2,524,966
Cash and foreign currency at beginning of period..................................                               9,755,273
                                                                                                            --------------
Cash and foreign currency at end of period........................................                          $   12,280,239
                                                                                                            ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.................................                          $    1,842,515
                                                                                                            ==============
Cash paid during the period for taxes.............................................                          $       43,686
                                                                                                            ==============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $2,203.


                        See Notes to Financial Statements                Page 13

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  SIX MONTHS                                                      FOR THE PERIOD
                                                     ENDED                   YEAR ENDED OCTOBER 31,                 11/27/2012
                                                   4/30/2017      --------------------------------------------       THROUGH
                                                  (UNAUDITED)         2016            2015            2014        10/31/2013 (a)
                                                  ------------    ------------    ------------    ------------    -------------
Net asset value, beginning of period...........    $    15.42      $    17.37      $    23.27      $    20.80      $     19.10 (b)
                                                   ----------      ----------      ----------      ----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................         (0.25)          (0.05)           0.07           (0.03)           (0.05)
Net realized and unrealized gain (loss)........          1.29           (0.48)          (4.59)           3.83             2.81
                                                   ----------      ----------      ----------      ----------      -----------
Total from investment operations...............          1.04           (0.53)          (4.52)           3.80             2.76
                                                   ----------      ----------      ----------      ----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................         (0.06)             --              --              --               --
Net realized gain..............................            --              --              --              --            (0.25)
Return of capital..............................         (0.65)          (1.42)          (1.38)          (1.33)           (0.73)
                                                   ----------      ----------      ----------      ----------      -----------
Total distributions............................         (0.71)          (1.42)          (1.38)          (1.33)           (0.98)
                                                   ----------      ----------      ----------      ----------      -----------
Common Shares offering costs charged to
   paid-in capital.............................            --              --              --              --            (0.02)
                                                   ----------      ----------      ----------      ----------      -----------
Capital reduction resulting from issuance of
   Common Shares related to over-allotment.....            --              --              --              --            (0.06)
                                                   ----------      ----------      ----------      ----------      -----------
Net asset value, end of period.................    $    15.75      $    15.42      $    17.37      $    23.27      $     20.80
                                                   ==========      ==========      ==========      ==========      ===========
Market value, end of period....................    $    16.41      $    15.66      $    16.86      $    21.61      $     19.63
                                                   ==========      ==========      ==========      ==========      ===========
TOTAL RETURN BASED ON NET ASSET VALUE (c)......          6.82%          (1.57)% (d)    (19.82)%         19.43%           14.27%
                                                   ==========      ==========      ==========      ==========      ===========
TOTAL RETURN BASED ON MARKET VALUE (c).........          9.59%           2.98%         (16.20)%         17.52%            2.99%
                                                   ==========      ==========      ==========      ==========      ===========
-----------------------------

Net assets, end of period (in 000's)...........    $  718,658      $  701,457      $  789,061      $1,057,317      $   945,149
Portfolio turnover rate........................            21%             68%             32%             34%              35%
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income
   taxes (e)...................................          9.50% (f)      (0.11)%        (10.66)%         11.28%            9.53% (f)
Excluding current and deferred income taxes....          2.00% (f)       1.88%           1.74%           1.79%            1.67% (f)
Excluding current and deferred income taxes
   and interest expense........................          1.45% (f)       1.47%           1.45%           1.51%            1.43% (f)
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment income (loss) ratio before tax
   expenses....................................         (0.07)% (f)     (0.17)%          0.54%          (0.24)%          (0.42)% (f)
Net investment income (loss) ratio including
   tax expenses (e)............................         (7.57)% (f)      1.82%          12.93%          (9.74)%          (8.28)% (f)
INDEBTEDNESS:
Total loan outstanding (in 000's)..............    $  241,500      $  222,500      $  275,000      $  350,000      $   334,000
Asset coverage per $1,000 of indebtedness (g)..    $    3,976      $    4,153      $    3,869      $    4,021      $     3,830

-----------------------------

(a) The Fund was seeded on October 11, 2012 and commenced operations on November 27, 2012.

(b) Beginning net asset value is net of sales load of $0.90 per share from the initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(d) The Fund received a reimbursement from the sub-advisor in the amount of $23,511 in connection with a trade error. The reimbursement from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(e) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(f)   Annualized.

(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust MLP and Energy Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on August 17, 2012 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEI on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash generating securities of energy companies. The Fund, under normal market conditions, invests at least 85% of its managed assets in equity and debt securities of master limited partnerships ("MLPs"), MLP-related entities and other energy sector and energy utility companies that Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for growth and income. Under normal market conditions, the Fund invests 65% of its managed assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs, real estate investment trusts and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2017, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock and MLPs held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock and MLPs the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

The options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SWAP AGREEMENTS

The Fund may enter into total return equity swap and interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payments received or made by the Fund for interest rate swaps are recorded in the Statement of Operations as "Net realized gain (loss) before taxes on swap contracts." When a swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding at April 30, 2017 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the Statement of Assets and Liabilities.

The Fund held interest rate swap agreements at April 30, 2017 to hedge against changes in borrowing rates under the Fund's committed facility agreement. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

D. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

E. DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to make monthly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $2,652,774 and $29,673,408 paid during the six months ended April 30, 2017, are anticipated to be characterized as taxable dividends and return of capital, respectively, for federal income tax purposes. However, the ultimate determination of the character of the distributions will be made after the 2017 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended April 30, 2017, distributions of $21,646,235 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:

Current federal income tax benefit (expense)......    $             --
Current state income tax benefit (expense)........              (7,321)
Current foreign income tax benefit (expense)......                  --
Deferred federal income tax benefit (expense).....         (24,954,620)
Deferred state income tax benefit (expense).......          (1,731,759)
                                                      ----------------
Total income tax benefit (expense)................    $    (26,693,700)
                                                      ================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund's 2017 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of April 30, 2017 are as follows:


Deferred tax assets:
Federal net operating loss........................    $     42,998,747
State net operating loss..........................           9,561,071
State income taxes................................           1,938,156
Capital loss carryforward.........................          23,067,912
Other.............................................             314,620
                                                      ----------------
Total deferred tax assets.........................          77,880,506
Less: valuation allowance.........................          (9,561,071)
                                                      ----------------
Net deferred tax assets...........................    $     68,319,435
                                                      ================
Deferred tax liabilities:
Unrealized gains on investment securities.........    $   (124,138,507)
                                                      ----------------
Total deferred tax liabilities....................        (124,138,507)
                                                      ----------------
Total net deferred tax liabilities................     $  (55,819,072)
                                                      ================

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.


Application of statutory income tax rate..........    $     25,918,421
State income taxes, net...........................             197,600
Change in valuation allowance.....................             932,802
Other.............................................            (355,123)
                                                      ----------------
Total.............................................    $     26,693,700
                                                      ================

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for five years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had a capital loss carryforward of $77,231,151 that will expire according to the following schedule:

  Fiscal Year     Amount Generated  Amount Utilized  Amount Expired   Remaining      Expiration
----------------  ----------------  ---------------  --------------  -----------  ----------------
   10/31/2015       $11,494,135        $      --       $       --    $11,494,135     10/31/2020
   10/31/2016        65,737,016               --               --     65,737,016     10/31/2021
                    -----------        ---------       ----------    -----------
                    $77,231,151        $      --       $       --    $77,231,151
                    ===========        =========       ==========    ===========

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015 and 2016 remain open to federal and state audit. As of April 30, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) before taxes on foreign currency

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) before taxes on investments" on the Statement of Operations.

I. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At April 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                        Gross Amounts not Offset
                                                                                          in the Statement of
                                                                                         Assets and Liabilities
                                          Gross Amounts          Net Amounts of        --------------------------
                     Gross Amounts of     Offset in the       Liabilities Presented                     Cash
                        Recognized     Statement of Assets      in the Statement        Financial    Segregated      Net
                       Liabilities       and Liabilities    of Assets and Liabilities  Instruments  as Collateral  Amount
--------------------------------------------------------------------------------------------------------------------------
Interest Rate
Swap Contracts       $     (6,403,679)        $    --       $              (6,403,679)    $  --     $   6,403,679  $  --


J. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

K. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

During the year ended October 31, 2016, the Fund received a reimbursement from the Sub-Advisor of $23,511 in connection with trade errors.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended April 30, 2017, were $223,201,045 and $201,372,754, respectively.

                           5. DERIVATIVE TRANSACTIONS

Written option activity for the Fund was as follows:

                                                     NUMBER
                                                       OF
WRITTEN OPTIONS                                     CONTRACTS      PREMIUMS
-----------------------------------------------------------------------------
Options outstanding at October 31, 2016....             69,698  $   3,160,531
Options Written............................            168,280      8,924,558
Options Expired............................           (145,006)    (6,634,567)
Options Exercised..........................            (23,672)    (1,199,409)
Options Closed.............................             (2,300)      (124,305)
                                                   -----------  -------------
Options outstanding at April 30, 2017......             67,000  $   4,126,808
                                                   ===========  =============

The following table presents the types of derivatives held by the Fund at April 30, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                           ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                                ---------------------------------------   ---------------------------------------
  DERIVATIVE         RISK        STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
  INSTRUMENT       EXPOSURE       LIABILITIES LOCATION         VALUE        LIABILITIES LOCATION         VALUE
---------------   -----------   -------------------------   -----------   -------------------------   -----------
Written Options   Equity Risk              --                   --        Options written, at value   $ 2,105,392

Interest Rate     Interest
Swap Agreements   Rate Risk     Swap contracts, at value        --        Swap contracts, at value      6,403,679

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
---------------------------------------------------------------------------------------------------
EQUITY RISK
Net realized gain (loss) before taxes on written options                               $  6,462,637
Net change in unrealized appreciation (depreciation) before taxes on written options      1,628,625

INTEREST RATE RISK
Net realized gain (loss) before taxes on swap contracts                                  (1,599,848)
Net change in unrealized appreciation (depreciation) before taxes on swap contracts       8,237,766

The average notional value of interest rate swaps was $174,250,000 for the six months ended April 30, 2017.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

                                 6. BORROWINGS

The Fund has a committed facility agreement (the "Agreement") with The Bank of Nova Scotia ("Scotia") that has a maximum commitment amount of $270,000,000. Absent certain events of default or failure to maintain certain collateral requirements, Scotia may not terminate the Agreement except upon 180 days prior notice. The borrowing rate under the facility is equal to the 1-month LIBOR plus 85 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility when the utilization is below 50% of the maximum commitment amount. The average amount outstanding for the six months ended April 30, 2017 was $235,632,597 with a weighted average interest rate of 1.64%. As of April 30, 2017, the Fund had outstanding borrowings of $241,500,000 under this committed facility agreement. The high and low annual interest rates for the six months ended April 30, 2017 were 1.85% and 1.38%, respectively. The interest rate at April 30, 2017 was 1.85%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         8. INDUSTRY CONCENTRATION RISK

Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 22, 2017, the Fund declared a distribution of $0.1183 per share to Common Shareholders of record on June 5, 2017, payable June 15, 2017.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of shareholders ("Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust MLP and Energy Income Fund as Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 39,508,755, the number of votes against Mr. Keith was 571,930, and the number of broker non-votes was 5,473,587. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INDUSTRY CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                           APRIL 30, 2017 (UNAUDITED)

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

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


                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) Effective May 2, 2016, John K. Tysseland, Senior Analyst and Principal of Energy Income Partners, was added as a Portfolio Manager of the Fund. Prior to joining Energy Income Partners, Mr. Tysseland worked at Citi Research most currently serving as a Managing Director where he covered midstream energy companies and MLPs. From 1998 to 2005, he worked at Raymond James & Associates as a Vice President who covered the oilfield service industry and established the firm's initial coverage of MLPs in 2001. Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the registrant's organizational meeting the registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant's board of trustees as described below:

      When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

      To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
      (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust MLP and Energy Income Fund
              ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:   June 20, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:   June 20, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:   June 20, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.